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Exhibit 99.1   Chief Executive Officer and Chief Financial Officer Certification
  pursuant to 18 U.S.C. Section 1350



                           PART II. OTHER INFORMATION
                                    FORM 10-Q
                       CERTIFICATION OF FINANCIAL RESULTS




We, Norman L. Lowery, CEO, and Michael A. Carty, Chief Financial Officer, of First Financial Corp., hereby individually certify the following:

- This Form 10-Q fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and,

- The information contained in the report fairly presents, in all material respects, the financial position and results of operations of First Financial Corp. as of and for the periods presented.





November 14, 2002                         By /s/ Norman L. Lowery
                                             ----------------------------
                                          Norman L. Lowery, CEO



November 14, 2002                         By /s/ Michael A. Carty
                                             ------------------------------
                                          Michael A. Carty, Treasurer & CFO